UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2008

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32283	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 9, 2008, the Company announced the reinstatement of David L. Piazza as the Company’s Chief Financial Officer, Executive Vice President, Corporate Secretary and Treasurer, effective immediately.

The Company had previously announced on August 8, 2008 that Mr. Piazza provided the Company with notice of his resignation, to be effective at the end of August 2008, as reported on the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2008. Subsequently, Mr. Piazza informed the Company’s Board of Directors (the “Board”) of his desire to withdraw his resignation. On September 9, 2008, the Board determined that it was in the best interests of the Company and its shareholders to reinstate Mr. Piazza as the Company’s Chief Financial Officer, Executive Vice President, Corporate Secretary and Treasurer.

Upon Mr. Piazza’s reinstatement, he will continue to serve under the terms and conditions of the Employment Agreement, dated August 10, 2005 between the Company and Mr. Piazza, as amended on March 26, 2008 (collectively, the “Employment Agreement”), and the Employee Confidentiality, Inventions and Non-Competition Agreement, between the Company and Mr. Piazza, executed on October 7, 2003. No changes to these agreements are being made in connection with Mr. Piazza’s reinstatement. These agreements include the following material provisions:

•	Employment term automatically renewable for one-year extensions, unless either party provides advance written notice;

•	Annual incentive compensation bonus of up to fifty percent (50%) of then-current annual rate of base salary;

•

In the event of an Involuntary Termination (as defined in the Employment Agreement) other than a Termination for Cause (as defined in the Employment Agreement) not in connection with a Change in Control (as defined in the Employment Agreement), severance benefits of (i) twelve (12) months of the then-current annual rate of base salary paid in twelve (12) equal monthly installments and (ii) his bonus payable under the Company’s then-current incentive compensation plan (“ICP”) for the year in which such termination occurred (calculated as if he fully achieved any goals necessary for his full ICP payment and based upon the Company’s actual achievement of its goals under the ICP), pro-rated through the date of such termination, paid in a lump sum when the Company pays ICP bonuses to other eligible employees for service in the year of his termination, but in no event later than March 15th of the year following the year of his involuntary termination;

•

In the event of an Involuntary Termination (other than a Termination for Cause) occurring in connection with, or within six (6) months of, a Change in Control (as defined in the Employment Agreement), severance benefits, payable in a lump sum or twelve (12) equal monthly installments, of (i) twelve (12) months of his then-current annual rate of base salary and (ii) his maximum bonus payable under the ICP for the year in which such termination occurred (calculated as if he and the Company each fully achieved any goals necessary for such full ICP payment);

•	In the event of an Involuntary Termination (other than a Termination for Cause) whether or not occurring in connection with a Change in Control, severance benefits of twelve (12) months of the same health benefits to which he (and his dependents, as applicable) had been entitled as an employee and the automatic vesting and immediate ability to exercise all of his previously granted, but unvested, stock options; and

•	Post-employment non-solicitation, non-disparagement, and confidentiality restrictions.

The Board has approved the reinstatement of Mr. Piazza’s previous short-term, long-term and equity compensation, without amendment or improvement. Specifically, the Board has reinstated Mr. Piazza’s base salary at $300,000 and eligibility to participate in the Company’s 2008 Incentive Compensation Plan, 2008 Sales Overachievement Bonus Plan, and Executive Long-Term Bonus Plan. Further, in accordance with the provisions of the Company’s 2004 Stock Compensation Plan (the “2004 Plan”), the Compensation Committee of the Board approved the renewal of Mr. Piazza’s previous awards of stock options under the 2004 Plan at the same exercise price and on the same vesting schedule and other terms as provided at the time of the original grants of such 2004 Plan options. In accordance with the provisions of the Company’s 1999 Supplemental Stock Option Plan (the “1999 Plan”), the Compensation Committee has reinstated the original exercise period for Mr. Piazza’s fully vested 1999 Plan stock. As a result, Mr. Piazza’s 1999 Plan and 2004 Plan stock options are as follows:

	Number of Options	Exercise Price	Grant Date	Expiration Date
1999 Plan	11,000	$13.25	October 6, 2003	October 6, 2013
2004 Plan	30,000	$9.00	August 10, 2005	August 10, 2015
2004 Plan	9,000	$8.50	February 6, 2006	February 6, 2016
2004 Plan	20,000	$14.15	January 23, 2007	January 23, 2017
2004 Plan	40,000	$15.95	June 7, 2007	June 7, 2017

Total	110,000

Mr. Piazza, 53, was originally named the Company’s Chief Financial Officer, Executive Vice President, Corporate Secretary and Treasurer effective August 10, 2005. He joined the Company in October 2003 as Vice President of Finance, where he was responsible for all non-accounting finance and administrative matters for the Company. Prior to joining the Company, Mr. Piazza was Chief Financial Officer of Gemplex Inc., a global Virtual Private Network provider in Vienna, Virginia from June 2001 to October 2003 and Chief Financial Officer of Teligent International in Vienna, Virginia from December 1999 to June 2001. Mr. Piazza has twenty years of experience in the telecommunications sector, where he has worked with both public and private companies. He is a CPA and began his career in the public accounting practice where he specialized in the audits of regulated companies.

A copy of Mr. Piazza’s original Employment Agreement was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the SEC on September 1, 2005. A copy of the amendment to Mr. Piazza’s Employment Agreement was filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the SEC on April 1, 2008. Copies of the Company’s 2008 Incentive Compensation Plan and Executive Long-Term Bonus Plan were filed as Exhibit 10.1 and Exhibit 10.2, respectively, to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2008, filed with the SEC on May 9, 2008. The Company’s 2008 Sales Overachievement Bonus Plan was described in Item 5.02 of the Company’s Current Report on Form 8-K, filed with the SEC on March 12, 2008. A copy of the Company’s Amended and Restated 2004 Stock Compensation Plan was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2008, filed with the SEC on August 8, 2008. A copy of the Company’s 1999 Supplemental Stock Option Plan was filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed with the SEC on August 10, 2007. Each of the foregoing documents is incorporated herein by reference in response to this Item 5.02.

A copy of the Company’s press release dated September 9, 2008 is furnished as Exhibit 99.1 and is incorporated herein by reference in response to this Item 5.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit 99.1	QuadraMed Corporation Press Release, dated September 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2008

QuadraMed Corporation

/s/ Keith B. Hagen
Keith B. Hagen, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	QuadraMed Corporation Press Release, dated September 9, 2008.